Jounce Therapeutics Corporate Presentation A NEXT GEN IMMUNOTHERAPY COMPANY JANUARY 2022 Exhibit 99.1

Legal Disclaimer 2 Various statements concerning our future expectations, plans and prospects, including without limitation, our expectations regarding financial guidance, operating expenses and capital expenditures, the timing, initiation, progress, results of and release of data for clinical trials of our product candidates, including JTX-8064, vopratelimab and pimivalimab, identification, selection and enrollment of patients for our clinical trials, the timing, progress and results of discovery programs, preclinical studies and clinical trials for our product candidates and any future product candidates, the potential benefits of any of these product candidates and the timing or likelihood of regulatory filings, and our cash position may constitute forward- looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward-looking statements, which often include words such as “anticipate,” “can,” “estimate,” “expect,” “explore,” “goal,” “initiate,” “intend,” “in development,” “may,” “on track,” “plan,” “position,” “potential,” “predict,” “predictive,” “target,” “tracking,” “up to,” or similar terms, variations of such terms or the negative of those terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee such outcomes. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, risks that the COVID-19 pandemic may disrupt our business and/or the global healthcare system more severely than we have anticipated, which may have the effect of further delaying our ability to enroll and complete our ongoing clinical trials, delaying our timelines for conducting analyses of our clinical trial data, preparing regulatory submissions or disclosing data, or delaying or interrupting the work of our third-party partners, our ability to successfully demonstrate the efficacy and safety of our product candidates and future product candidates, the preclinical and clinical results for our product candidates, which may not support further development and marketing approval, the potential advantages of our product candidates, the development plans of our product candidates, the management of our supply chain for the delivery of drug product and materials for use in our clinical trials and research and development activities, the use of our product candidates in combination with other therapies and our ability to obtain such therapies, actions of regulatory agencies, which may affect the initiation, timing and progress of preclinical studies and clinical trials of our product candidates and our anticipated milestones, our ability to obtain, maintain and protect our intellectual property, our ability to enforce our patents against infringers and defend our patent portfolio against challenges from third parties, the market opportunity for our product candidates, competition from others developing products for similar uses, our ability to manage operating expenses, our ability to establish or maintain collaborations, our dependence on third parties for development, manufacture and commercialization of product candidates and unexpected expenditures, as well as those risks more fully discussed in the section entitled “Risk Factors” in Jounce’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the Securities and Exchange Commission. All such statements speak only as of the date made, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

The Jounce Difference

The right immunotherapy for the right patient

Platform

Productive Translational Science Platform

- Various immune cell types
- Pharmacodynamic & predictive biomarkers
- Multiple value generating deals

Pipeline

4 Internally Developed Candidates in Clinical Trials

- JTX-8064 (LILRB2)
- Vopratelimab (ICOS)
- Pimivalimab (PD-1i)
- GS-1811 (CCR8)*

IND enabling studies

- JTX-1484 (LILRB4)

Milestones

Clinical Data Expected from Both Lead Programs in 2022

- INNATE Study:
  JTX-8064 & Pimivalimab
- SELECT Study:
  Vopratelimab & Pimivalimab

Corporate Profile

Proven Management Team

- Founded by IO pioneers:
  Nobel
  Coley
  Lasker Prize
- Cash runway through Q3 2023

* Out licensed to Gilead Sciences, Inc.

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Jounce THERAPEUTICS

The Challenge and Promise of IO Therapy

Lessons Learned Define New Opportunities

Human Solid Tumors & Immunotherapy Response



- Tumor with PD-(L)1i* approval
- Minority of pts benefit

- Tumor with PD-(L)1i approval
- Majority pts do not respond

- Tumor ***with no*** PD-(L)1i approval
- Little to no benefit in that tumor

***Primary** or **Acquired** PD-(L)1i resistance inhibits even broader use of IO*

Different Immune Cell Types Can Mediate Activation and Suppression


Myeloid
CD8 T cells
NK cells
T reg cells
CD4 T cells

Multiple barriers to realizing a full immune response to the tumor

*PD-(L)1i = PD-1 inhibitor or PD-L1 inhibitor

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New Immune Cell Targets Are Needed For Next Gen IO Extend benefit to more patients and realize IO market potential 5 2021 IO Market $37B* 2025 IO market $56B & growing* Next Gen IO T cell-focused • Durable benefit in minority of patients • Many tumor types unresponsive • Majority of combos are chemo Multi-immune cell-focused • New IO mechanisms (myeloid cell CPI**) • Extend IO benefit to: • PD-(L)1 treatment resistance • T cell CPI unresponsive tumor types • Employ biomarkers to reach new patients* Global Oncology Trends 2021 Outlook to 2025. IQVIA Institute for Human Data Science June 2021; IO market forecast to grow $24B from 2021-2025 at a CAGR of 11-14%. **CPI = checkpoint inhibitor

Human Tumor Samples The Core of Our Approach: Translational Science Platform 6 *PD= Pharmacodynamic Translational Drug Discovery • Sustainable engine • Multiple immune cell types • Goal of new IND every 12 – 18 months Reverse Translational Analysis • Patients with clinical outcomes • PD* and predictive biomarkers • Patients more likely to respond

Jounce Immunotherapy Pipeline

Program	Target	Biology	Discovery	Preclinical IND Enabling	Clinical Phase 1	Clinical Phase 2	Clinical Phase 3
DEVELOPMENT PROGRAMS							
Vopratelimab	ICOS	CD4 Focused	**SELECT** (PD-(L)1i naïve patients)				
Pimivalimab	PD-1	CD8 Focused	**SELECT & INNATE**				
JTX-8064	LILRB2 (ILT4)	Macrophage Focused	**INNATE** (PD-(L)1i experienced & naïve patients)				
GS-1811*	CCR8	T-Reg Focused	GILEAD				
JTX-1484	LILRB4 (ILT3)	Myeloid					
DISCOVERY PROGRAMS							
LILRB1 (ILT2)		Myeloid & Lymphoid					
Bi-Specifics (Not Disclosed)		Diverse Immune Cell Types					
Other Targets (Not Disclosed)		PD-(L)1i Resistance Mechanisms					

* Formerly JTX-1811 now out-licensed to Gilead Sciences, Inc.

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Jounce THERAPEUTICS

Lead Macrophage Program: JTX-8064 8

JTX-8064: Potential Macrophage Checkpoint Inhibitor

LILRB2 / ILT4 Target

- LILRB2 is expressed on immunosuppressive macrophages
- Immunosuppressive macrophages are a negative prognostic factor for many cancer types
- Inhibition of LILRB2 reprograms macrophages to an immune active state and activates T cells
- Supportive clinical data on the target*

JTX-8064 Program Highlights

- Novel, highly selective & potent IgG4 antibody to LILRB2
- Potential to reverse PD-(L)1i resistance
- INNATE Trial:
  - Monotherapy and Combo dose escalation complete
  - Phase 2 POC expansion cohorts initiated
  - Well tolerated to date

Clinical Data in 2022

*Siu et al. ESMO 2020; Siu et al. at https://clincancerres.aacrjournals.org/content/early/2021/09/30/1078-0432.CCR-21-2160, Sept. 29, 2021 (Merck's LILRB2 / ILT4 Program)

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LILRB2 (ILT4) May Inhibit Response to PD-(L)1i Therapy

High Levels of Immunosuppressive Macrophages (CD163+) are a Negative Prognostic Marker in Many Cancer Types



Clear Cell Renal Cell Carcinoma
CD163 < 250/mm2
CD163 ≥ 250/mm2
Survival rate (%)
100
90
80
70
60
50
40
30
20
10
0
P = 0.0006
n=66
0
20
40
60
80
100
120
140
Overall survival (months)

- CD163 is a general marker for immunosuppressive macrophages
- Similar associations between OS and CD163 have been reported for most tumor types in INNATE

Correlation between LILRB2 and CD163[1]



Log2 (CD163)
Log2 (LILRB2)

High LILRB2 / IFNγ Signature Ratio Correlates With Poor Response to PD-(L)1i Treatment[2]



Urothelial Carcinoma
***
Log2 (LILRB2 / IFNγ Signature)
Non-responder
Responder

[1] Analysis of TCGA data; Each dot represents one tumor sample. Spearman correlation coefficient: 0.77

[2] Data adapted from Mariathasan *et al.* Nature 2018; Responder = complete or partial response. Expression data from pre-treatment biopsies; Additional details presented by McGrath *et al* at AACR 2021; *** p<0.0001

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JTX-8064 Inhibits the Macrophage Checkpoint LILRB2 (ILT4) 11 Potential to Reverse PD-(L)1i Resistance Cytokine Production Antigen Presentation T-cell Activation JTX-8064 Immunosuppressive Macrophage (M2-like) Immune Activated Macrophage (M1-like)

JTX-8064 Reprograms Macrophages to Enhance T Cell Responses 12 1. Cohen et al., Abstract 5007, AACR 2019; 2. McGrath et al., Abstract 1727, AACR 2021. JTX-8064 reprogrammed macrophages are more effective at stimulating T cells in co-culture2 Reprogramming of macrophages from M2 to an M1 state through inhibition of LILRB21 JTX-8064 precursors polarize macrophages to an M1 state1 Control IgG JTX-8064 T cells only T cells + macrophagesT cells only T cells + macrophages Control IgG JTX-8064 IF N γ (p g/ m l) N u m b e r o f C D 8 + T C e lls 4-fold decrease 4-fold increaseSame P < 0.05 (with FDR correction) normalized to isotype control T-Cell Activation T-Cell Proliferation Downregulated Upregulated

JTX-8064: INNATE Study Designed to Rapidly Demonstrate POC Mono and Pimivalimab Combo Dose Escalation and Expansion • Recommended Phase 2 dose 700mg 13 Combo Dose Escalation Completed Oct 2021 7 Tumor Specific Phase 2 Combo Expansion Cohorts Initiated Oct 2021 Clinical Data in 2022 ✓ ✓ HNSCC Ovarian Sarcoma TNBC cSCC NSCLC cRCC Mono Dose Escalation Completed July 2021 ✓ Ovarian Cancer Monotherapy Expansion Cohort Initiated Aug 2021✓

Translational Informatics Defined Initial Indications

Primary tumors ranked by median biomarker levels (TCGA)

Top ranked tumor types



Higher
Lower
LILRB2
TAM Signature
IFNγ Signature
Composite Rank
TUMOR TYPE
Testicular Cancer
Mesothelioma
Renal Cancer (clear cell)
Soft Tissue Sarcoma
NSCLC (nonsquamous)
Gastric Cancer
NSCLC (squamous)
Pancreatic Cancer
HNSCC
Renal Cancer (papillary)
Ovarian Cancer
Liver Cancer
Melanoma / Skin Cancer
Colon Cancer
Breast Cancer

- Strong biologic rationale
- High unmet medical need
- Negative prognostic factors may be positive predictive markers

- Relative evaluation and ranking across all TCGA indications
- Focus on 3 key RNA measures (LILRB2, Jounce TAM signature, IFNg signature)
- Figure sorted by LILRB2

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INNATE is Assessing Eight Cohorts in Seven Different Tumor Types Mechanistic potential to improve effectiveness of T cell-directed therapies 15 Ovarian Cancer (Mono & Combo) No Approved PD-(L)1i (IO Naïve Patients) Head and Neck Squamous Cell Carcinoma Approved PD-1i (IO Naïve Patients) Renal Cell Carcinoma Triple Negative Breast Cancer Cutaneous Squamous Cell Carcinoma Non-Small Cell Lung Cancer PD-(L)1 Resistant (progressed on or after PD-(L)1i Tx) Sarcoma (UPS and LPS) Simon 2-Stage Design with up to: 29 patients per cohort for combo & 47 patients per cohort for mono Clinical Response to T Cell Checkpoint Inhibitors Unmet Medical Needs & Potential for New Mechanisms

Vopratelimab & Pimivalimab 16

Vopratelimab Value Proposition

Biological Activity Distinct from CD8 Focused PD-(L)1i

- Vopra is an IgG1 agonist antibody selective for ICOS (inducible co-stimulatory of T cells)
- Activates CD4 T cells that have been primed by antigen presentation

Key Clinical Learnings to Date

- Highly durable clinical benefit and acceptable safety profile observed alone and in combination with PD-1i* or CTLA-4i
- Vopra-specific PD biomarker – Treatment emergent peripheral ICOS hi CD4 T cells
- Predictive biomarker – Tumor RNA signature (TIS^{vopra})

*Yap, T, ASCO 2018, 3000; Harvey, C., AACR 2019, 4053; Hanson, A., SITC 2018, P52

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ICOS hi CD4 T Cells are Associated with Clinical Benefit

Pharmacodynamic Biomarker

ICONIC Overall Survival by ICOS hi CD4 Status*



Event Free Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
ICOS hi CD4
ICOS lo CD4
+ Censored
ICOS Low
ICOS High
As of 23-JUL-2020, n = 44
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36
Time (months)

- Vopra treatment emergent biomarker *ICOS hi CD4 T cells* associated with improved survival

Biomarker Analysis Based on Clinical Data

- Patients with multiple tumor types treated with vopra +/- nivolumab
- ICOS hi CD4 cells emerge in the blood upon treatment with vopra *but not* PD-1i
- Clinical benefit associated with emergence of ICOS hi CD4 T cells (ORR, PFS, OS)
- Identified *TIS*^{vopra} in baseline pretreatment tumor samples as a predictor of emergence of ICOS hi CD4 cells

*Subset of 44 patients with evaluable blood samples and tumor measurements; based on investigator assessment

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TIS^{vopra} Predicts ICOS hi CD4 Cells and Clinical Benefit

Predictive Biomarker

ICONIC Overall Survival by TIS^{vopra} Status



Above Biomarker Cut-Off
Below Biomarker Cut-Off
Above TISvopra Cut-Off
Median OS = 16.9 mo
Below TISvopra Cut-Off
Median OS = 6.2 mo
As of 23-JUL-2020, n = 89
Event Free Probability
Time (months)
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36

- TIS^{vopra} predicts for on treatment emergence of ICOS hi CD4 T cells and OS

TIS^{vopra} Selects for Potential Clinical Benefit from Both Vopra & Pimi



Unselected Population
SELECT Study Population
Archival Tumor Samples

- TIS^{vopra} 18 Gene Signature
  - CD4 Related Biology (vopra)
  - CD8 Related Biology (PD-1i)
- ~20% of NSCLC Population TIS^{vopra} Positive

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© 2022 Jounce Therapeutics, Inc.
Jounce THERAPEUTICS

SELECT: Randomized Phase 2 Predictive Biomarker Study

Clinical Study of Two Wholly Owned Antibodies with New Predictive Biomarker

Phase 2 SELECT Randomized POC Study

- IO naïve 2L NSCLC in ~75 patients selected with TIS^{vopra}
- Powered to demonstrate statistical superiority of vopra + Pimi versus Pimi
- Enrollment initiated October 2020; clinical data expected in 2H 2022

Study Design



Vopra + Pimi
VS
Pimi
Establish Combo POC in TIS^{vopra} Selected Patients

Study Hypothesis



Clinical Benefit
PD-(L)1
Pimi
Vopra + Pimi
Unselected
TIS^{vopra} Selected
ILLUSTRATIVE

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Pimivalimab PD-1 inhibitor 21

Pimivalimab (Pimi): PD-1 Inhibitor in 2 POC Combo Studies

Well-Characterized PD-1 Antibody, Fully Human IgG4

Phase 1 Study Results*

- 3/18 (16.7%) confirmed responses
- No deaths or dose limiting toxicities

Opportunities for Pimi

- Biomarker selected IO naïve patients (SELECT)
- PD-(L)1i naïve & experienced patients (INNATE)

2 Patients Remain on Study with Ongoing Responses

*Papadopoulos, K., Cancer Immunology, Immunotherapy 2020

Target Lesion Change from Baseline Over Time



Ongoing
Off Treatment
Data cut 25 Oct 2021
Change from baseline (%)
60
40
20
0
-20
-40
-60
-80
-100
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
Months Since Treatment Initiation
80mg q3w
240mg q3w
800mg q3w
800mg q6w
400mg q3w

* Lymph node 80% reduction to 5mm, qualifies as CR by RECIST criteria.

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Discovery 23

Jounce’s Translational Science Platform Deconstructing the Tumor Microenvironment to Identify Novel Therapeutics 24 T cell Identify targets uniquely tied to cell types of interest Profile human tumors for target expression on cell types of interest More IO Responsive Less IO Responsive Targets for less IO responsive tumors: Any tumor resident cell type TAM T reg NK cell Stroma Design therapeutics in bispecific or mono specific format Create Cell Type Signatures Correlate Signature(s) to Expression from 1000s of Human Tumors

JTX-1484 (Anti-LILRB4) Development Program

New addition to our differentiated cell type strategy

Different Immune Cell Types Can Mediate Activation and Suppression


Myeloid
JTX-8064
JTX-1484
CD8 T cells
Pimivalimab
NK cells
Anti-LILRB1
T reg cells
GS-1811
CD4 T cells
Vopratelimab

Multiple barriers to realizing a full immune response to the tumor

JTX-1484 (Anti-LILRB4)

- Expressed on immuno-suppressive myeloid cells in the TME, including MDSCs, tolerogenic DCs and M2-like macrophages
- Potent and specific blocker of human LILRB4 with favorable PK, pre-clinical safety and manufacturability profile
- Blocking LILRB4 in the TME may lead to reduced immune suppression and enhancement of T cell functionality

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© 2022 Jounce Therapeutics, Inc.

JTX-1484 (Anti-LILRB4): New Development Program 26

Milestones & Financials 27

Vopratelimab (SELECT): • SELECT data 2H 2022 JTX-1484 (LILRB4): • Continue to advance towards a 2023 IND Discovery: • Continue to advance multiple new targets through discovery pipeline with a goal of an IND every 12-18 months Upcoming Milestones JTX-8064 (INNATE): • Clinical data in 2022: • Mono and combo escalation • Expansion cohorts • Preliminary +/- cross cohort data • ≥ 18 weeks clinical data • Biomarker Data • Pharmacodynamic • Predictive 28

Financial Strength and Flexibility NASDAQ: JNCE Strong Balance Sheet • Cash runway through Q3 2023 • Excludes any potential milestone payments • $249M in cash and investments, as of Sept. 30, 2021 Cash Guidance • Year end 2021 cash expected to be ~$220M • 2022 gross cash burn $115M - $130M Common Stock Outstanding • 51.2M shares as of Sept. 30, 2021 29

The Jounce Difference 30 Opportunity Compelling Pipeline Upcoming Catalysts Financial Strength Clinical data expected in 2022 from both lead programs Next generation IO with discovery across a variety of different immune cell types leading to an extensive pipeline Multiple large market opportunities driven by a productive and sustainable translational drug discovery engine Continued value creation, Cash runway through Q3 2023 (excludes any potential milestones)

Jounce Therapeutics JOUNCETX.COM 31